1st Source Monogram Funds
1st Source Monogram Income Fund
1st Source Monogram Income Equity Fund
1st Source Monogram Long/Short Fund
Supplement dated September 11, 2008
To Prospectus dated August 1, 2008
On August 13, 2008, the Board of Trustees of The Coventry Group (the “Trust”) approved, subject to shareholder approval, a proposed Agreement and Plan of Reorganization between the Trust, on behalf of the 1st Source Monogram Income Fund, 1st Source Monogram Income Equity Fund and 1st Source Monogram Long/Short Fund (the “1st Source Funds”) and Wasatch Funds, Inc., on behalf of Wasatch-1st Source Income Fund, Wasatch-1st Source Income Equity Fund and Wasatch-1st Source Long/Short Fund (the “Wasatch Funds”). If shareholders approve the Agreement and Plan of Reorganization, each 1st Source Fund will transfer all of its assets and liabilities to the corresponding Wasatch Fund in exchange for shares of the corresponding Wasatch Fund as follows:

Shareholders of:	Will receive shares of:
1st Source Monogram Income Fund	Wasatch-1st Source Income Fund
1st Source Monogram Income Equity Fund	Wasatch-1st Source Income Equity Fund
1st Source Monogram Long/Short Fund	Wasatch-1st Source Long/Short Fund
The shares of the Wasatch Funds received by each 1st Source Fund will be equal in value to the net asset value of the shares of the 1st Source Fund that were held by shareholders as of the close of business on the business day preceding the transfers (the “Reorganization”). These transfers are expected to occur on or about November 24, 2008 (the “Effective Time”). Each 1st Source Fund will then distribute to its shareholders the shares of the Wasatch Fund it received in exchange for its assets and liabilities, and shareholders of each 1st Source Fund will become shareholders of the corresponding Wasatch Fund. The 1st Source Funds will then be liquidated and terminated.
A Special Meeting of Shareholders (the “Meeting”) of the 1st Source Funds will be held on November 20, 2008 at 9:00 a.m., Eastern time (“ET”), at 100 Summer Street Suite 1500, Boston, Massachusetts 02110. At the Meeting, shareholders of each 1st Source Fund will be asked to consider and approve the Agreement and Plan of Reorganization. Only shareholders of record at the close of business on September 30, 2008, will be entitled to vote at the Meeting. Accordingly, shareholders who were not shareholders of record at the close of business on September 30, 2008, will not be entitled to notice of, or vote at, this Meeting. Shareholders will be notified only if the proposal is not approved.

This Supplement and the Prospectus dated August 1, 2008 provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission dated August 1, 2008, which is incorporated herein by reference and can be obtained without charge by calling 1-800-766-8938.